UACSC 99-D

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                  DECEMBER 1999



NOTE BALANCE RECONCILIATION                                                       DOLLARS
                                                        CLASS A-1       CLASS A-2       CLASS A-3          CLASS A-4
                                                     -------------   -------------    -------------      -------------
Original Note Balances                               58,575,000.00   82,125,000.00    66,050,000.00      77,781,000.00
Beginning Period Note Balances                       48,634,781.42   82,125,000.00    66,050,000.00      77,781,000.00
Principal Collections - Scheduled Payments            3,721,222.89               -                -                  -
Principal Collections - Payoffs                       3,414,465.29               -                -                  -
Principal Withdrawal from Payahead                        2,948.53               -                -                  -
Gross Principal Charge Offs                              11,129.91               -                -                  -
Repurchases                                                      -               -                -                  -
Accelerated Principal                                 1,570,469.19               -                -                  -
Principal shortfall, up to Accelerated Principal                 -               -                -                  -
Total Principal to be Distributed                     8,720,235.81               -                -                  -
                                                     -------------   -------------    -------------      -------------
Ending Note Balances                                 39,914,545.61   82,125,000.00    66,050,000.00      77,781,000.00
                                                     =============   =============    =============      =============


Note Factor                                              0.6814263       1.0000000        1.0000000          1.0000000
Interest Rate                                              6.12875%         6.4500%          6.6700%             6.850%





NOTE BALANCE RECONCILIATION                                                                   NUMBERS
                                                          CLASS B              TOTAL
                                                       -------------       --------------      ------
Original Note Balances                                 18,161,808.00       302,692,808.00      24,594
Beginning Period Note Balances                         18,161,808.00       292,752,589.42      20,952
Principal Collections - Scheduled Payments                         -         3,721,222.89
Principal Collections - Payoffs                                    -         3,414,465.29         337
Principal Withdrawal from Payahead                                 -             2,948.53           0
Gross Principal Charge Offs                                        -            11,129.91           0
Repurchases                                                        -                    -           0
Accelerated Principal                                              -         1,570,469.19
Principal shortfall, up to Accelerated Principal                   -
Total Principal to be Distributed                                  -         8,720,235.81
                                                       -------------       --------------      ------
Ending Note Balances                                   18,161,808.00       284,032,353.61      20,615
                                                       =============       ==============      ======


Note Factor                                                1.0000000            0.9383518
Interest Rate                                                  7.070%              6.5758%

PRINCIPAL BALANCE RECONCILIATION

Original Principal Balance                                                    302,692,808.32
Beginning Period Principal Balance                                            293,363,650.54
Principal Collections - Scheduled Payments                                      3,721,222.89
Principal Collections - Payoffs                                                 3,414,465.29
Principal Withdrawal from Payahead                                                  2,948.53
Gross Principal Charge Offs                                                        11,129.91
Repurchases                                                                                -
                                                                              --------------
Ending Principal Balance                                                      286,213,883.92
                                                                              ==============
Ending Note Balances                                                          284,032,353.61
                                                                              ==============
Tail not sold                                                                           0.32
                                                                              ==============
Cumulative Accelerate Principal                                                 2,181,529.99
                                                                              ==============


CASH FLOW RECONCILIATION

Principal Wired                                                                 7,145,120.23
Interest Wired                                                                  3,170,670.50
Withdrawal from Payahead Account                                                    3,381.85
Repurchases (Principal and Interest)                                                       -
Charge Off Recoveries                                                                 590.97
Interest Advances                                                                  69,887.92
Collection Account Interest Earned                                                 33,069.07
Spread Account Withdrawal                                                                  -
Policy Draw for Principal or Interest                                                      -
                                                                              --------------
Total Cash Flow                                                                10,422,720.54
                                                                              ==============


TRUSTEE DISTRIBUTION(1/10/2000)

Total Cash Flow                                                                10,422,720.54
Unrecovered Advances on Defaulted Receivables                                              -
Servicing Fee (Due and Unpaid)                                                             -
Interest to Class A-1 Noteholders, including any overdue amounts                  273,231.22
Interest to Class A-2 Noteholders, including any overdue amounts                  441,421.88
Interest to Class A-3 Noteholders, including any overdue amounts                  367,127.92
Interest to Class A-4 Noteholders, including any overdue amounts                  443,999.88
Interest to Class B Noteholders, including any overdue amounts                    107,003.32
Principal to Class A-1 Noteholders, including any overdue amounts               8,720,235.81
Principal to Class A-2 Noteholders, including any overdue amounts                          -
Principal to Class A-3 Noteholders, including any overdue amounts                          -
Principal to Class A-4 Noteholders, including any overdue amounts                          -
Principal to Class B Noteholders, including any overdue amounts                            -
Insurance Premium                                                                  37,813.88
Interest Advance Recoveries from Payments                                          22,183.42
Unreimbursed draws on the Policy forPrincipal orInterest                                   -
Deposit to Payahead                                                                 9,682.38
Payahead Account Interest to Servicer                                                  20.83
Excess                                                                                     -
                                                                              --------------

Net Cash                                                                                   -
                                                                              ==============

Servicing Fee Retained from Interest Collections                                  244,469.71

SPREAD ACCOUNT RECONCILIATION


Original Balance                                                                  756,732.02
Beginning Balance                                                                 756,732.02
Trustee Distribution of Excess                                                             -
Interest Earned                                                                     3,563.67
Spread Account Draws                                                                       -
Reimbursement for Prior Spread Account Draws                                               -
Distribution of Funds to Servicer                                                  (3,563.67)
                                                                              --------------
Ending Balance                                                                    756,732.02
                                                                              ==============

Required Balance                                                                  756,732.02



FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                                               12,107,712.33
Beginning Balance                                                              11,350,980.31
Reduction Due to Spread Account                                                            -
Reduction Due to Accelerated Principal                                           (611,060.80)
Reduction Due to Principal Reduction                                             (373,166.31)
                                                                              --------------
Ending Balance                                                                 10,366,753.20
                                                                              ==============

First Loss Protection Required Amount                                          10,366,753.20
First Loss Protection Fee %                                                             2.00%
First Loss Protection Fee                                                          17,853.85



POLICY RECONCILIATION


Original Balance                                                              302,692,808.00
Beginning Balance                                                             293,593,162.86
Draws                                                                                      -
Reimbursement of Prior Draws                                                               -
                                                                              --------------
Ending Balance                                                                293,593,162.86
                                                                              ==============

Adjusted Ending Balance Based Upon Required Balance                           285,152,875.52
                                                                              ==============
Required Balance                                                              285,152,875.52


PAYAHEAD RECONCILIATION


Beginning Balance                                                                   5,726.72
Deposit                                                                             9,682.38
Payahead Interest                                                                      20.83
Withdrawal                                                                          3,381.85
                                                                              --------------
Ending Balance                                                                     12,048.08
                                                                              ==============

CURRENT DELINQUENCY
                                                PRINCIPAL      % OF ENDING
    # PAYMENTS DELINQUENT       NUMBER           BALANCE       POOL BALANCE
    ---------------------       ------           -------       ------------
1 Payment                        331          4,035,727.02        1.42%
2 Payments                        83          1,001,636.80        0.35%
3 Payments                         8            126,590.75        0.04%
                                 ---          ------------        ----
Total                            422          5,163,954.57        1.82%
                                 ===          ============        ====



DELINQUENCY RATE (60+)
                                                                RECEIVABLE
                                             END OF PERIOD      DELINQUENCY
   PERIOD                 BALANCE            POOL BALANCE          RATE
   ------                 -------            ------------          ----
Current                 1,128,227.55        284,032,353.61         0.40%
1st Previous              135,256.33        292,752,589.42         0.05%
2nd Previous                       -                     -         0.00%


NET LOSS RATE
                                                                                               DEFAULTED
                                                        LIQUIDATION                             AVERAGE           NET LOSS
   PERIOD                               BALANCE          PROCEEDS                             POOL BALANCE       (ANNUALIZED)
   ------                               -------          --------                             ------------       ------------
Current                                11,129.91          590.97                             288,392,471.52              0.04%
1st Previous                              726.12          914.66                             297,722,698.71              0.00%
2nd Previous                                   -               -                                          -              0.00%

Gross Cumulative Charge Offs           11,856.03         Number of Repossessions                                            0
Gross Liquidation Proceeds              1,505.63         Number of Inventoried Autos EOM                                    0
Net Cumulative Loss Percentage              0.00%        Amount of Inventoried Autos EOM                                    -
Net Cumulative Loss Percentage
 (adjusted for estimated
 future Liquidation Proceeds)               0.00%
Trigger                                     0.50%
Status                                        OK



EXCESS YIELD TRIGGER
                                                               EXCESS YIELD
                            EXCESS           END OF PERIOD      PERCENTAGE
   PERIOD                    YIELD           POOL BALANCE      (ANNUALIZED)
   ------                    -----           ------------      ------------
Current                     31,886.63       284,032,353.61         0.13%
1st Previous                 5,726.72       292,752,589.42         0.02%
2nd Previous                        -                    -         0.00%
3rd Previous                        -                    -         0.00%
4th Previous                        -                    -         0.00%
5th Previous                        -                    -         0.00%

                                                CURRENT
                                                 LEVEL     TRIGGER     STATUS
                                                 -----     -------     ------
Six Month Average Excess Yield                    N/A       1.50%        N/A

Trigger Hit in Current or any Previous Month                             NO




DATE:1/6/00                                 /s/ Ashley Vukovits
                                            ------------------------------------
                                            ASHLEY VUKOVITS
                                            FINANCE OFFICER